UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
 _________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 18, 2019

 Cantel Medical Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-31337	22-1760285
(State or other jurisdiction	(Commission	(IRS Identification
of incorporation)	File Number)	Number)

150 Clove Road	Little Falls	New Jersey	07424	(973)	890-7220
(Address of principal executive offices)			(Zip code)	(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock	CMD	New York Stock Exchange
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07              Submission of Matters to a Vote of Security Holders

At the 2019 Annual Meeting, held on December 18, 2019, three proposals were voted on by the Company’s stockholders. The proposals are described in detail in the Company’s definitive proxy statement filed on November 15, 2019 (the “Proxy Statement”) in connection with the 2019 Annual Meeting and summarized below.

A final voting report was produced by Broadridge Financial Solutions, Inc., the independent inspector of election for the 2019 Annual Meeting, certifying the results on the three proposals:

Proposal 1 The stockholders elected all ten director nominees to serve as members of the Company’s board of directors until the Company’s 2020 Annual Meeting of Stockholders.

Name	For	Withheld	Abstain	Broker Non-Votes
Alan R. Batkin	37,258,391	448,427	13,022	1,582,754
Ann E. Berman	37,548,163	159,159	12,518	1,582,754
Charles M. Diker	37,479,180	219,911	20,749	1,582,754
Mark N. Diker	37,504,966	201,676	13,198	1,582,754
Anthony B. Evnin	35,405,948	2,291,761	22,131	1,582,754
Laura L. Forese	35,343,703	2,363,611	12,526	1,582,754
George L. Fotiades	37,061,916	643,471	14,453	1,582,754
Ronnie Myers	37,529,196	168,326	22,318	1,582,754
Karen N. Prange	37,585,920	113,783	20,137	1,582,754
Peter J. Pronovost	35,476,344	2,221,364	22,132	1,582,754

Proposal 2 The stockholders approved, on an advisory basis, the compensation of the Company’s Named Executive Officers.

For	Against	Abstain	Broker Non-Votes
37,269,022	430,606	20,212	1,582,754

Proposal 3 The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ended July 31, 2020.

For	Against	Abstain
39,243,569	40,669	18,356

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANTEL MEDICAL CORP.

	By:	/s/ George L. Fotiades
George L. Fotiades
President and Chief Executive Officer

December 20, 2019